                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                          THE SWISS HELVETIA FUND, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
                                 NOT APPLICABLE

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

       Not Applicable
       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

       Not Applicable
       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       Not Applicable
       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

       Not Applicable
       ----------------------------------------------------------------------

    5) Total fee paid:

       Not Applicable
       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                          THE SWISS HELVETIA FUND, INC.
                                630 Fifth Avenue
                                    Suite 915
                            New York, New York 10111


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 19, 1999
                    ----------------------------------------

To our Stockholders:

                  Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Swiss Helvetia Fund, Inc. (the "Fund") will be held at 11:30 a.m. on May 19, 1999 at The Rockefeller Club Conference Center, 30 Rockefeller Plaza, 64th Floor, Center Suites B & C, New York, New York 10112, for the following purposes:

                  1. To elect three Class II Directors to serve for a three-year term.

                  2. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as the Fund's independent public auditor for the calendar year ending December 31, 1999.

                  3. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

                  The Board of Directors has fixed the close of business on March 30, 1999 as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

                  You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the envelope provided for that purpose. The enclosed Proxy is being solicited by the Board of Directors of the Fund.

                  By order of the Board of Directors.

                                                  Paul R. Brenner
                                                        Secretary
Dated: April 6, 1999

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT TO THE FUND. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                          THE SWISS HELVETIA FUND, INC.
                                630 Fifth Avenue
                                    Suite 915
                            New York, New York 10111

                         Annual Meeting of Stockholders
                                  May 19, 1999


                                 PROXY STATEMENT

                                  INTRODUCTION

         This Proxy Statement is furnished by the Board of Directors of The Swiss Helvetia Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 11:30 a.m. on May 19, 1999 at The Rockefeller Club Conference Center, 30 Rockefeller Plaza, 64th Floor, Center Suites B & C, New York, New York 10112. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

         If the accompanying form of Proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, the shares will be voted FOR the Election of Directors and FOR the ratification of the Fund's independent public auditor. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund revoking it, by submitting a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Shares represented by a Proxy marked to withhold authority to vote, and shares represented by a Proxy that indicates that the broker or nominee Stockholder thereof does not have discretionary authority to vote them will be counted to determine the existence of a quorum at the Meeting but will not affect the plurality or majority vote required.

         The Board of Directors has fixed the close of business on March 30, 1999 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 24,642,032.288 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting of Stockholders, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about April 6, 1999.

         Management of the Fund knows of no business other than that mentioned in Proposals 1 and 2 of the Notice of Annual Meeting of Stockholders which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

         The Fund will furnish, without charge, a copy of its Annual Report for its fiscal year ended December 31, 1998 to any Stockholder requesting such Report. Requests for the Annual Report should be made in writing to The Swiss Helvetia Fund, Inc., 630 Fifth Avenue, Suite 915, New York, New York 10111,
Attention: Rudolf Millisits, or by telephoning the Fund's toll free telephone number: 1-888-794-7700.

         The date of this Proxy Statement is April 6, 1999.

                              ELECTION OF DIRECTORS

                                  (Proposal 1)

         The Fund's Certificate of Incorporation provides for three classes of Directors with overlapping three-year terms. The number of Directors is nine and is divided into three classes of three directors each. The Baron Hottinger and Samuel B. Witt, III, were elected as Class II Directors in 1996 to serve until the Annual Meeting of Stockholders in 1999. Mr. Didier Pineau-Valencienne was elected by the Board as a Class II Director commencing on January 1, 1999 in anticipation of the retirement of Mr. Jean-Louis Gillieron who retired from the Board of Directors on March 18, 1999 since, because of his age, he could not stand for reelection as a Class II Director. The Class II nominees, The Baron Hottinger and Messrs. Didier Pineau-Valencienne and Samuel B. Witt, III, are the only nominees to be considered for election at the Meeting and each will serve, if elected, a three-year term of office until the Annual Meeting of Stockholders in 2002, or until his respective successor shall be elected and shall qualify.

         Unless authority is withheld, it is the intention of the persons named in the accompanying form of Proxy to vote each Proxy FOR the election of the three Class II nominees listed below. Each Class II nominee has indicated he will serve, if elected, but if any such nominee should be unable to serve, proxies will be voted for an alternate nominee, if any, designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable to serve as a Director. Each of the Class II nominees is currently a member of the Board of Directors.


Required Vote

         In accordance with Delaware law and the Fund's Certificate of Incorporation and ByLaws, Directors are elected by a plurality of the votes cast at the Meeting by the Stockholders entitled to vote. Abstentions and broker non-votes will not be included in determining the number of votes cast in a Director's favor. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR" PROPOSAL 1 TO ELECT THE THREE NOMINEES AS CLASS II DIRECTORS.

Certain Information Concerning Directors and Executive Officers

         The following table sets forth certain information about each person nominated for election, and each person currently serving or continuing as a Director and each person who currently serves as an Executive Officer of the Fund, including his beneficial ownership of Common Stock of the Fund. Except as otherwise indicated, all of the information is as of December 31, 1998.

------------------------------------------------------------------------------------------------------------------------------
                               Class II Directors
                      (Nominees for Terms Expiring in 2002)
------------------------------------------------------------------------------------------------------------------------------

                                                                         Principal                           Shares of
                                          Position                  Business Experience                    Common Stock
                                            with                     and Directorships                  Beneficially Owned
           Name                Age          Fund                  During Past Five Years                at Dec. 31, 1998(1)
------------------------------------------------------------------------------------------------------------------------------
The Baron Hottinger(2)         64     Director since    General Partner: Hottinger & Cie (Zurich);         108,560(3)
Hottinger & Cie                       1987,             President: Conseil de Surveillance Credit
Dreikonigstrasse 55                   Chairman of the   Suisse/Hottinguer (Paris), Sofibus (Paris) (real
8027 Zurich                           Board of          estate); Vice President and Director: Financiere
Switzerland                           Directors and     Hottinguer (holding company); Member: Conseil de
                                      Chief Executive   Surveillance AXA-UAP; Administrator:
                                      Officer from      Investissement Provence S.A. (holding company),
                                      1987 to 1989      AXA, AXA Assurances IARD, AXA Courtage
                                                        IARD, AXA Courtage VIE, AXA Assurances Vie,
                                                        AXA France Assurances, Alpha Assurances Vie,
                                                        Finaxa, Mofipar, Hottinger International
                                                        Fund "U.S. Growth Fund" (publicly held
                                                        Luxembourg mutual fund), ECU Invest
                                                        (publicly held Luxembourg mutual fund),
                                                        Hottinguer International Asset Management
                                                        (Luxembourg), Hottinger US (USA), Hottinguer
                                                        Gestion (Luxembourg) (investment advisor)
                                                        until December 1998; Director: Donaldson,
                                                        Lufkin & Jenrette, Inc. (NY); Schneider, S.A.;
                                                        Auditor: Didot Bottin, Financiere Provence
                                                        de Participations (FPP)(venture capital);
                                                        Managing Director: Intercom (holding company),
                                                        Sofides (real estate); Permanent Representative:
                                                        AXA-UAP to AXA Millesime; Vice President:
                                                        Gaspee (real estate); Chairman of the Board:
                                                        AXA Belgium; Member of the Board: Conseil de
                                                        Surveillance of EMBA N.V. (holding company);
                                                        Chairman of the Board and Director: Hottinger
                                                        Capital Corp.



------------------------------------------------------------------------------------------------------------------------------
                               Class II Directors
                      (Nominees for Terms Expiring in 2002)
------------------------------------------------------------------------------------------------------------------------------

                                                                         Principal                           Shares of
                                          Position                  Business Experience                    Common Stock
                                            with                     and Directorships                  Beneficially Owned
           Name                Age          Fund                  During Past Five Years                at Dec. 31, 1998(1)
------------------------------------------------------------------------------------------------------------------------------

Didier Pineau-Valencienne      68     Director since    Chairman and CEO: Schneider SA (industrial                 0
Groupe Schneider                      January 1, 1999   conglomerate) from 1981 until February 1999; Vice
64/70 Avenue Jean-                                      Chairman, Credit Suisse First Boston (Swiss Bank)
Baptiste Clement                                        since February 1, 1999; Chairman and CEO: Ceca
92646 Boulogne-                                         SA (specialty chemicals) (1968 to 1974); Managing
Billancourt Cedex                                       Director, Petrochemicals Division: Rhone-Poulenc
France                                                  SA (chemicals) (1974 to 1980); General Manager:
                                                        Banque Parisienne pour L'Industry (French
                                                        Bank) (1958 to 1968); Director: Equitable
                                                        Life Assurance Society (insurance) since
                                                        February 1992, Equitable Companies Inc.
                                                        (insurance) since February 1992, Bankers
                                                        Trust New York Corp. 1992 to March 1995,
                                                        Rhone-Poulenc SA (chemicals) since January
                                                        1997, Sema Group PLC (Great Britain)
                                                        (computers) since March 1990, Compagnie
                                                        Generale d'Industrie et de Participations
                                                        (CGIP) since 1997, Foundation de France
                                                        since 1998, Banque Paribas from May 1990 to
                                                        1998, AXA-SA (insurance) from April 1990 to
                                                        January 1997; Member: Supervisory Board of
                                                        AXA-UAP (France) (insurance) since 1998,
                                                        LaGardere (France) (holding company) since
                                                        1998; Member: Advisory Board, Banque Paribas
                                                        from 1993 to May 1998, Whirlpool Corp. from
                                                        1992 to 1996.
------------------------------------------------------------------------------------------------------------------------------
Samuel B. Witt, III, Esq.      63     Director since    Senior Vice President and General Counsel:             2,806
Stateside Associates, Inc.            1987              Stateside Associates, Inc. since August 1993;
2300 Clarendon Blvd.                                    Samuel B. Witt, III, Attorney-at-Law,  since August
Suite 407                                               1993; Partner: Womble Carlyle Sandridge & Rice
Arlington, Virginia  22201-                             from June 1989 to August 1993; Assistant
3367                                                    Secretary: Fortune Technologies, Inc. from 1990
                                                        until December 1993; Trustee: The Williamsburg
                                                        Investment Trust since 1989; Member and Vice
                                                        President, Board of Visitors: Virginia Military
                                                        Institute since July 1994; Director and Secretary:
                                                        Stateside Associates, Inc. since 1989 and Global
                                                        Energy Management Company, Inc. since 1991;
                                                        Director: Decision Point Marketing, Inc. from 1990
                                                        through 1996, U.S. Games from October 1994
                                                        through September 1996 and Grossman's Inc. from
                                                        December 1996 until April 1997; Vice President
                                                        and Special Counsel: R.J.R. Nabisco, Inc. from June
                                                        1988 to June 1989; Vice President and Associate
                                                        General Counsel: R.J.R. Nabisco, Inc. from
                                                        February 1988 to June 1988;  Associate General
                                                        Counsel: R.J.R. Nabisco, Inc. from November 1986
                                                        to June 1988; Vice-President, General Counsel and
                                                        Secretary: R.J. Reynolds Tobacco Company from
                                                        August 1981 to November 1986.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                               Class III Directors
                           (Terms Will Expire in 2000)
------------------------------------------------------------------------------------------------------------------------------
                                                                         Principal                           Shares of
                                          Position                  Business Experience                    Common Stock
                                            with                     and Directorships                  Beneficially Owned
          Name                Age           Fund                  During Past Five Years                at Dec. 31, 1998(1)
------------------------------------------------------------------------------------------------------------------------------

Mr. Paul Hottinguer(2)        56      Chairman of the   General Partner: Hottinger & Cie (Zurich) and        108,560(3)
Hottinger & Cie                       Board of          Hottinguer & Cie (Paris) from 1969 to 1990;
Dreikonigstrasse 55                   Directors and     President: Gaspee (real estate) since 1992,
8027 Zurich                           Chief Executive   Financiere Hottinguer (holding company) since
Switzerland                           Officer since     1990, Financiere Provence Participations (venture
                                      1989; Director    capital firm) since 1990,  Drouot Securite
                                      since from 1987   Hottinguer Gestion (Luxembourg) 1989
                                      to 1986,          (investment advisor) from 1991 to 1998,
                                                        Hottinger International Fund - "U.S. Growth
                                                        Fund" (publicly held Luxembourg mutual fund)
                                                        until 1997; Member: Conseil de Surveillance
                                                        Credit Suisse Hottinguer since 1997; Societe
                                                        pour le Financement de Bureaux et d'Usines
                                                        Sofibus (real estate) since 1982; Managing
                                                        Director: Intercom (holding company) since
                                                        1984; Administrator: Investissement
                                                        Hottinguer S.A. since 1989, Finaxa
                                                        (Compagnie Financiere Drouot) since 1982,
                                                        Alpha Assurances- Vie (insurance) from 1992
                                                        to 1998; Permanent Representative: Credit
                                                        Suisse Hottinguer to Provence International
                                                        (publicly held French mutual fund), Credit
                                                        Suisse Hottinguer to PPC, Credit Suisse
                                                        Hottinguer to Croissance Britannia
                                                        (investment fund), Credit Suisse Hottinguer
                                                        to Harwanne Allemagne; Member of the Board
                                                        of Directors: Norwich Union (insurance),
                                                        Conseil de Surveillance of Emba NV
                                                        (investment company); Vice Chairman of the
                                                        Board, Director and Member of Investment
                                                        Committee: Hottinger Capital Corp.

------------------------------------------------------------------------------------------------------------------------------
Mr. Claude Mosseri-           68      Director since    Guest Lecturer, Harvard Business School since          5,812
  Marlio                              1993              1995; Financial consultant, portfolio management
6 bis rue du Cloitre                                    since 1982; Managing Director: Winthrop
  Notre-Dame                                            Laboratories 1979-1982; Managing Director -
75004 Paris, France                                     Europe, Middle East and Africa: Mallinckrodt, Inc.,
                                                        1975-1978.
------------------------------------------------------------------------------------------------------------------------------


                                                                         Principal                          Shares of
                                          Position                  Business Experience                   Common Stock
                                            with                     and Directorships                 Beneficially Owned
          Name                Age           Fund                  During Past Five Years               at Dec. 31, 1998(1)
------------------------------------------------------------------------------------------------------------------------------
Stephen K. West, Esq.         70      Director since    Partner: Sullivan & Cromwell from 1964 through         6,596
Sullivan & Cromwell                   1995 and          1997; Of Counsel: Sullivan & Cromwell since
125 Broad Street                      Counsel to        1997; Director: Pioneer Funds; AMVESCAP PLC;
New York, New York                    Non-Interested    Winthrop Focus Funds; ING America Holdings,
10005                                 Directors since   Inc.; Kleinwort Benson Australian Income Fund;
                                      1987              First ING Life Insurance Company of New York.

------------------------------------------------------------------------------------------------------------------------------
                                Class I Directors
                           (Terms Will Expire in 2001)
------------------------------------------------------------------------------------------------------------------------------
                                                                          Principal                          Shares of
                                            Position                 Business Experience                   Common Stock
                                              with                    and Directorships                 Beneficially Owned
           Name                 Age           Fund                 During Past Five Years               at Dec. 31, 1998(1)
------------------------------------------------------------------------------------------------------------------------------
Mr. Eric R. Gabus               71      Director since    Chairman: L'Express Communication                   1,000(4)
St. Dominique                           1987; Vice        (Neuchatel); Director: Sopad-Nestle
1815 Clarens                            Chairman          (multinational) from 1982 to 1993; Member,
Switzerland                             (Non-Officer)     Centre Europeen de la Culture, Pro C.I.C.R;
                                        since 1994        Chairman: Art Law Centre, Geneva; Deputy
                                                          Chairman: Credit Suisse First Boston (London)
                                                          from 1982 to 1986; General Manager: Nestle
                                                          S.A. (multinational) from 1969 to 1982.
------------------------------------------------------------------------------------------------------------------------------
Alexandre de Takacsy(2)         69      Director from     Senior Advisor to the Hottinger Group                 200
Financiere Hottinguer                   1987 to           and President of Hottinger Overseas
43, rue Taitbout                        February 8,       Ltd. since April, 1986; Vice Chairman,
75009 Paris                             1994 and since    President and Secretary, Hottinger
France                                  September 17,     Capital Corp.; Retired Senior
                                        1998              Executive: Royal Bank of Canada
------------------------------------------------------------------------------------------------------------------------------
Mr. Claude W. Frey              55      Director since    President of the Swiss Parliament from 1994 to       1,000
Clos 108                                1995              1995; Member of the Swiss Parliament since
2012 Auvernier                                            1979; Chairman of the Board: Federation of
Switzerland                                               Swiss Food Industries since 1991; Association of
                                                          Swiss Chocolate Manufacturers since 1991; Swiss
                                                          Association of Biscuits and Sugar Confectioners
                                                          Industries since 1991; Director: Federation of
                                                          Swiss Employers' Associations since 1995; Vice
                                                          Chairman: Federation of Swiss Employers'
                                                          Associations since 1997.
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                               Executive Officers
------------------------------------------------------------------------------------------------------------------------------
                                                                          Principal                          Shares of
                                         Position                    Business Experience                   Common Stock
                                           with                       and Directorships                 Beneficially Owned
          Name               Age           Fund                    During Past Five Years               at Dec. 31, 1998(1)
------------------------------------------------------------------------------------------------------------------------------
Mr. Rodolphe E. Hottinger(2) 42     President and       Director:  Sofibus SA (real estate investment        109,250(3)
Hottinger & Cie                     Chief Operating     company), AXA Reinsurance, USA (reinsurance),
3 Place des Bergues                 Officer since 1997; AXA Switzerland (Insurance), and Rathbone SA
C.P. 395                            Acting President    Geneva (UK bank);  Director: Hottinger Bank &
CH-1201 Geneva                      from 1996 to        Trust Ltd. (Bahamas); Managing Partner: Hottinger
Switzerland                         1997; and           & Cie (Zurich) since 1987 and Banque Hottinger &
                                    Executive Vice      Cie (Paris) from 1987 to 1990; President: Hottinger
                                    President and       Brothers & Cie, Inc. (broker/dealer) from 1982 to
                                    Chief Operating     1987 and Emba, NV (investment company) since
                                    Officer from 1994   1990; Vice Chairman of the Board, Director, Chief
                                    to 1996             Executive Officer and Member of Investment
                                                        Committee: Hottinger Capital Corp. since 1994; Vice
                                                        Chairman: Hottinger Zueri Valore (equity fund) since
                                                        1996.

------------------------------------------------------------------------------------------------------------------------------
Mr. Rudolf S. Millisits(2)   41     Vice President      Director: Hottinger Bank & Trust Ltd. (Bahamas)        2,636
Hottinger Capital Corp.             since 1995          since 1996; Chief Operating Officer: Hottinger
630 Fifth Avenue                                        Capital Corp. ("HCC") since December 1998;
Suite 915                                               Executive Vice President, Portfolio Manager,
New York, New York                                      Member of Investment Committee and Chief
10111                                                   Compliance Officer HCC since September 1994
                                                        (manages client account aggregating in excess of
                                                        $450 million); Assistant Secretary: HCC since
                                                        August 1995; Executive Vice President: Hottinger
                                                        U.S., Inc. since Sept. 1994 and Assistant Secretary
                                                        since August 1995; Vice President and Portfolio
                                                        Manager: Hottinger & Cie (Zurich) since 1993
                                                        (managed client accounts aggregating in excess of
                                                        $100 million); Assistant Vice President and
                                                        Investment Advisor: Credit Suisse Geneva from 1991
                                                        to 1993 (managed client accounts aggregating in
                                                        excess of $250 million).
------------------------------------------------------------------------------------------------------------------------------
Mr. Edward J. Veilleux(2)    55     Vice President      Principal, BT Alex. Brown Incorporated since 1989;       0
BT Alex. Brown                      and                 Executive Vice President, Investment Company
Incorporated                        Treasurer since     Capital Corp. since 1987.
One South  Street                   1987
Baltimore, Maryland
21202
------------------------------------------------------------------------------------------------------------------------------
Mr. Scott J. Liotta(2)       33     Vice President      Assistant Secretary:  BT Funds since September           0
BT Alex. Brown                      since 1996          1998; Assistant Secretary: Flag Investors Funds, ISI
Incorporated                                            Funds, and BT Alex. Brown Cash Reserve Fund since
One South  Street                                       September 1996; Manager: Fund Administration, BT
Baltimore, Maryland                                     Alex. Brown Incorporated since July 1996; Manager
21202                                                   and Foreign Markets Specialist: Putnam Investments
                                                        Inc., from April 1994 to July 1996 (responsible for
                                                        all foreign market registrations for each fund
                                                        managed by Putnam Investments Inc.); Supervisor:
                                                        Brown Brothers Harriman & Co., from August 1991
                                                        to April 1994 (supervised team of 12 account
                                                        representatives responsible for day-to-day operations
                                                        of both custody and fund accounting for large mutual
                                                        fund complex).
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                               Executive Officers
------------------------------------------------------------------------------------------------------------------------------
                                                                          Principal                          Shares of
                                         Position                    Business Experience                   Common Stock
                                           with                       and Directorships                 Beneficially Owned
          Name               Age           Fund                    During Past Five Years               at Dec. 31, 1998(1)
------------------------------------------------------------------------------------------------------------------------------

Paul R. Brenner, Esq.(2)     56     Secretary since     Of Counsel: Salans Hertzfeld Heilbronn Christy &       6,406
700 White Plains Road               1987                Viener (General Counsel to the Fund) since July
Suite 223                                               1996; Paul R. Brenner, Attorney-at-Law since June
Scarsdale, New York                                     1993;  Counsel to the Fund since May 1994; Partner:
10583                                                   Kelley Drye & Warren from 1977 to 1993.
------------------------------------------------------------------------------------------------------------------------------
Mr. Joseph A. Finelli(2)     41     Assistant           Vice President: BT Alex. Brown Incorporated and          0
BT Alex. Brown                      Treasurer since     Investment Company Capital Corp. since September
Incorporated                        1995                1995 and Delaware Management Company Inc.,
One South Street                                        from 1980 to August 1995; Vice President and
Baltimore, Maryland                                     Treasurer: The Delaware Group of Funds, 1980 to
21202                                                   August 1995.
------------------------------------------------------------------------------------------------------------------------------

----------------

1 All Directors and Executive Officers as a group (14 persons) owned 135,706 shares which constitutes less than 1% of the outstanding Common Stock of the Fund. Share numbers in this proxy statement have been rounded to the nearest whole share.

2 Indicates "Interested Person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Paul Hottinguer and The Baron Hottinger are brothers and Rodolphe E. Hottinger is the son of The Baron. Paul Hottinguer, The Baron Hottinger and Rodolphe E. Hottinger are "Interested Persons" because of their affiliation with Hottinger & Cie (Zurich) and Hottinger U.S., Inc., controlling persons of Hottinger Capital Corp. ("HCC"), the Fund's Investment Advisor; Rodolphe E. Hottinger is also an "Interested Person" because he is President of the Fund; Alexandre de Takacsy is an "Interested Person" because of his affiliation with HCC; Rudolf S. Millisits is an "Interested Person" because he is Vice President of the Fund and because of his affiliation with HCC; Edward J. Veilleux is an "Interested Person" because he is Vice President and Treasurer of the Fund; Scott J. Liotta is an "Interested Person" because he is Vice President of the Fund; Joseph A. Finelli is an "Interested Person" because he is Assistant Treasurer of the Fund; and Paul R. Brenner is an "Interested Person" because he is Secretary of and Counsel to the Fund, Counsel to HCC and Of Counsel to Salans Hertzfeld Heilbronn Christy & Viener, which serves as General Counsel for the Fund.

3 Hottinger & Cie (Zurich), a partnership, owns 63,710 shares of the Fund and Hottinger Capital Corp., the Fund's Investment Advisor, owns 44,850 shares of the Fund. Paul Hottinguer and The Baron Hottinger are brothers, and Rodolphe E. Hottinger is the son of The Baron. Paul Hottinguer, The Baron Hottinger and Rodolphe E. Hottinger are controlling partners of Hottinger & Cie (Zurich) and controlling shareholders and directors of Hottinger Capital Corp. and therefore share voting and investment power in connection with the 108,560 shares of the Fund owned by Hottinger & Cie (Zurich) and Hottinger Capital Corp. In addition, Mr. Rodolphe E. Hottinger directly owns 690 shares.

4    As of January, 1999.

         The Executive Officers of the Fund are elected annually by the Board of Directors at its Annual Meeting following the Annual Meeting of Stockholders.

         The Board of Directors has an Audit Committee whose current members are Messrs. Gillieron, West and Witt. The Audit Committee makes recommendations to the full Board with respect to the engagement of the independent public auditor and reviews with the independent public auditor the plan and results of the audit engagement. The Audit Committee held four meetings during the past calendar year. The Board of Directors also has a Nominating Committee whose current members are Messrs. Frey, Gabus and Mosseri-Marlio. The principal function of the Nominating Committee is to recommend to the Board nominees for election as Directors. The Nominating Committee held a meeting on September 18, 1998 at which it recommended to the Board of Directors the appointment of Alexandre de Takacsy to the Board of Directors immediately and the appointment of Didier Pineau-Valencienne to the Board of Directors effective January 1, 1999. Additionally, the Nominating Committee held a meeting on March 18, 1999 to recommend to the Board of Directors the nominees for Class II Directors to be elected at the 1999 Annual Meeting of Stockholders. The Nominating Committee will consider nominees recommended by a Stockholder if such recommendation is in writing and received by the Fund by the deadline for Stockholder proposals for the next Annual Meeting of Stockholders. Any such recommendations should be submitted to: Secretary, The Swiss Helvetia Fund, Inc., 630 Fifth Avenue, Suite 915, New York, New York 10111. The Board of Directors does not have a Compensation Committee.

         During year ended December 31, 1998, the Board of Directors met four times. Each incumbent Director attended at least 75% of the aggregate of (i) the total number of Meetings of the Board of Directors and (ii) the total number of Meetings held by all Committees of the Board on which he served.

         Each Director who is not an interested person (as such term is defined in the 1940 Act) of the Fund or its Investment Advisor, Hottinger Capital Corp., (each, a "non-interested Director") is currently paid an annual fee of approximately $8,112.70, plus $750 for each meeting of the Board of Directors attended and $750 for each committee meeting attended, if held separately. The Chairman of the Audit Committee receives an annual fee of approximately $8,923.97 (in lieu of the approximate $8,112.70 annual fee paid to other non-interested Directors), plus the same $750 meeting fee paid to the other non-interested Directors. The annual fee of non-interested Directors (including the annual fee paid to the Chairman of the Audit Committee) is adjusted annually, as of each October 1, by the adjustment in the Consumer Price Index "All Items Price Index -- National", for the preceding twelve month period. In addition, the Fund reimburses such Directors for certain out-of-pocket expenses, such as travel expenses in connection with board meetings. During the year ended December 31, 1998, all incumbent non-interested Directors as a group were entitled to receive from the Fund aggregate remuneration amounting to $93,737.47 and individual remuneration (exclusive of reimbursed expenses), as follows:


-------------------------------------------------------------------------------------------------------------------------------
                                                                 Pension Or
                                                                 Retirement                                    Total
                                                                  Benefits            Estimated            Compensation
                                             Aggregate           Accrued As            Annual             From Fund and
            Name of Person                 Compensation         Part Of Fund        Benefits Upon     Fund Complex
              & Position                     From Fund            Expenses           Retirement          Paid To Directors
-------------------------------------------------------------------------------------------------------------------------------
Claude W. Frey, Director                    $14,112.70               $0                  $0                 $14,112.70
-------------------------------------------------------------------------------------------------------------------------------
Eric R. Gabus, Director                     $16,362.70               $0                  $0                 $16,362.70
-------------------------------------------------------------------------------------------------------------------------------
Jean-Louis Gillieron, Director              $14,112.70               $0                  $0                 $14,112.70
-------------------------------------------------------------------------------------------------------------------------------
Claude Mosseri-Marlio, Director             $14,112.70               $0                  $0                 $14,112.70
-------------------------------------------------------------------------------------------------------------------------------
Stephen K. West, Esq., Director             $15,612.70               $0                  $0                 $15,612.70
-------------------------------------------------------------------------------------------------------------------------------
Samuel B. Witt, III, Esq., Director         $19,423.97               $0                  $0                 $19,423.97
-------------------------------------------------------------------------------------------------------------------------------
TOTAL REMUNERATION:                         $93,737.47               $0                  $0                 $93,737.47
                                            ==========               ==                  ==                 ==========
-------------------------------------------------------------------------------------------------------------------------------

No other Director of the Fund received compensation from the Fund, and no Executive Officer of the Fund received aggregate compensation from the Fund for the most recently completed fiscal year in excess of $60,000. Accordingly, these persons have been omitted from the compensation table set forth above.


Section 16(a) Beneficial Ownership Reporting Compliance

         Under the securities laws of the United States, the Fund's Directors, its Executive (and certain other) Officers, its Investment Advisor and affiliated persons of its Investment Advisor and any other persons beneficially owning more than ten percent of the Fund's Common Stock are required to report their ownership of the Fund's Common Stock and any changes in that ownership to the Fund, the Securities and Exchange Commission and The New York Stock Exchange. Specific due dates for these reports have been established, and the Fund is required to report in this proxy statement any failure to file by these dates during 1998. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Fund during its most recent fiscal year, Forms 5 and amendments thereto furnished to the Fund with respect to its most recent fiscal year and written representations received from such persons, all of these requirements appear to have been satisfied by such persons during 1998.

Security Ownership of Certain Beneficial Owners

         As of December 31, 1998, no Stockholder, to the knowledge of Management, other than the President and Fellows of Harvard College and Lazard Freres & Co. LLC, beneficially owned more than 5 percent of the Fund's outstanding shares of Common Stock. The President and Fellows of Harvard College, through its endowment fund and its pension fund, beneficially owned 1,599,600 shares of Common Stock and Lazard Freres & Co. LLC, on behalf of its advisory clients, beneficially owned 1,536,000 shares of Common Stock representing approximately 6.5 percent and 6.2 percent of the Fund's outstanding shares, respectively, as of such date.

                     SELECTION OF INDEPENDENT PUBLIC AUDITOR

                                  (Proposal 2)

         At a Meeting held on March 18, 1999, the Board of Directors of the Fund, including a majority of the Directors who are non-interested Directors, selected Deloitte & Touche LLP (the "Firm" or "D&T") to act as the independent public auditor for the Fund for the fiscal year ending December 31, 1999. The Fund knows of no direct financial or material indirect financial interest of such Firm in the Fund. That Firm, or a predecessor firm, has served as the independent public auditor for the Fund since 1987. One or more representatives of D&T are expected to be present at the Meeting to answer appropriate questions concerning the Fund's financial statements and will have an opportunity to make a statement if they choose to do so. It is intended that the persons named in the accompanying Proxy will vote FOR ratification of the selection of D&T as the Fund's independent public auditor. Although the submission of this matter to the Stockholders is not required by law, if this appointment is not ratified by the Stockholders, the Board of Directors will reconsider its selection of the Fund's independent public auditor.

Required Vote

         The selection of the Fund's independent public auditor will be ratified if approved by a majority of shares present in person or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will not be included in determining the number of votes cast. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR" PROPOSAL 2 TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT PUBLIC AUDITOR FOR THE YEAR ENDING DECEMBER 31, 1999.


                                  OTHER MATTERS

         No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of Stockholders properly arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the Fund's Annual Meeting of Stockholders in 2000 must be received by the Fund on or before December 8, 1999, in order to be included in the Fund's proxy statement and form of proxy relating to that Meeting. Except as otherwise provided by the rules and regulations of the Securities and Exchange Commission, any other stockholder proposals intended to be presented at the Fund's Annual Meeting of Stockholders in 2000 must be received by the Fund not less than 90 nor more than 120 days prior to the first anniversary following the 1999 Annual Meeting of Stockholders. Any such proposals should be submitted in writing to:
Secretary, The Swiss Helvetia Fund, Inc., 630 Fifth Avenue, Suite 915,
New York, New York 10111.

                         EXPENSES OF PROXY SOLICITATION

         The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or HCC or by agents of the Fund or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their customers to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

                                 VOTING RESULTS

         The Fund will advise the Stockholders of the voting results of the matters voted upon at the Annual Meeting in the 1999 Semi-Annual Report to Stockholders.

                                  ANNUAL REPORT

         The Fund will furnish, without charge, a copy of the 1998 Annual Report and the most recent Quarterly Report to any Stockholder upon request addressed to Rudolf S. Millisits, Vice President, The Swiss Helvetia Fund, Inc., 630 Fifth Avenue, Suite 915, New York, New York 10111 (toll free telephone number:
1-888-794-7700).

         STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND.


                                              Paul R. Brenner
                                              Secretary
Dated: April 6, 1999

                                   [SIDE ONE]


                          THE SWISS HELVETIA FUND, INC.
                                630 Fifth Avenue
                          New York, New York 10111-0001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             OF THE SWISS HELVETIA FUND, INC. PURSUANT TO A SEPARATE
          NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT,
          DATED APRIL 6, 1999, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED

         The undersigned hereby appoints Paul R. Brenner and Edward J. Veilleux as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of The Swiss Helvetia Fund, Inc. held of record by the undersigned on March 30, 1999 at the Annual Meeting of Stockholders to be held at The Rockefeller Club Conference Center, 30 Rockefeller Plaza, 64th Floor, Center Suites B & C, New York, New York 10112 on May 19, 1999, or any adjournment thereof.

--------------------------------------------------------------------------------
1.  ELECTION OF       |_|  For all nominees listed     |_|  WITHHOLD
    DIRECTORS              below                            AUTHORITY
                           (except as marked to the         (to vote for all
                           contrary below)                  nominees listed
                                                            below)
--------------------------------------------------------------------------------

     (INSTRUCTION: To withhold authority for any individual nominee strike a line through the nominee's name on the list below).

     Nominees for Class II Directors: The Baron Hottinger, Didier
     Pineau-Valencienne and Samuel B. Witt, III, Esq.

2. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as the Fund's independent public auditor for the year ending December 31, 1999.

--------------------------------------------------------------------------------
        |_| FOR                   |_| AGAINST               |_|  ABSTAIN
--------------------------------------------------------------------------------

3. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

                              (Continued, and to be signed, on the reverse side)

                                                    [SIDE TWO]


(Continued from other side)

         This proxy, when properly executed and returned to the Fund, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR Proposals 1 and 2.

         The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or either one of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. Both of said proxies or their substitutes who shall be present and act at the Meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies.

           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY TO THE FUND.

                                        Your signature should appear the same as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a corporation, please provide the full name of the corporation and the signature of the authorized officer signing on its behalf and the corporate seal affixed.

                                        Dated:                        ,1999
                                              -----------------------

                                        Name of Corporation (if applicable):


                                        ----------------------------------------




                                        By:
                                        ----------------------------------------
                                        (Signature)


                                        By:
                                        ----------------------------------------
                                        (Signature)